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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



The Board of Directors
TurboChef, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                KPMG PEAT MARWICK LLP


Dallas, Texas
April 8, 1997